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                                                                   Exhibit 10.29

                           (FINAL, EXECUTED VERSION)
                           [ T R A N S L A T I O N ]

MODIFICATION AGREEMENT (HEREINAFTER REFERRED TO AS "THE AGREEMENT") TO THE PRIMARY CONTRACT OF OBLIGATIONS TO GIVE, DO AND NOT DO (HEREINAFTER REFERRED TO AS "THE PRIMARY CONTRACT") EXECUTED THE 1ST OF MAY, 1997 BY AMERICAN TELESOURCE INTERNATIONAL INC. (HEREINAFTER REFERRED TO AS "ATSI") BY ITS LEGAL REPRESENTATIVE ARTHUR SMITH; AND THE COMPANIES THAT THE ENTITIES THAT IT DESIGNATES AS ITS LEGAL REPRESENTATIVES AD DULY AUTHORIZED; AND ON THE OTHER SIDE, SISTEMA DE TELEFONIA COMPUTARIZADA, S.A. DE C.V., REPRESENTED BY ITS LEGAL REPRESENTATIVE WILFRIDO GONZALEZ BALBOA; INGECOMP CORPORATION REPRESENTED BY WILFRIDO GONZALEZ BALBOA; HUMANO GRUPO INMOBILIARIO, S.A. DE C.V. REPRESENTED BY WILFRIDO GONZALEZ BALBOA; AS WELL AS CECILIA MONROY DIAZ, GERARDO ARTURO MONROY DIAZ, MIGUEL MONROY DIAZ, JULIETA MONROY DIAZ AND GERARDO LUIS MONROY SOLORZANO IN THEIR INDIVIDUAL CAPACITIES (HEREINAFTER REFERRED TO AS "THE SHAREHOLDERS") AND IN CONFORMITY WITH THE FOLLOWING DECLARATIONS AND CLAUSES:

                         DECLARATIONS OF THE PARTIES:
                         ---------------------------

FIRST.-   The parties to THE AGREEMENT declare that they are also parties to THE
PRIMARY CONTRACT, and therefore acknowledge its existence, validity, efficiency, acknowledging as well the parties and the standing of the parties to that contract.

SECOND.- They acknowledge that they have made their best effort to execute all of these acts of THE PRIMARY CONTRACT which attempted to effect performance of all objectives no later than July 31, 1997. However, the parties acknowledge that due to causes beyond their control it would not be possible to conclude said activities by such date.

THIRD.-   The parties acknowledge the existence, validity and effect of all the acts that up until now have been executed in accordance with THE PRIMARY
CONTRACT.

FOURTH.- In conformity with that mentioned above it is their desire to now execute THE AGREEMENT subject to the approval of the respective board of directors, in accordance with the following


                                C L A U S E S:
                                -------------

FIRST.-   OBJECTIVE.-   By means of THE AGREEMENT the parties agree to modify
CLAUSES FOURTH, FIFTH, TENTH and ELEVENTH of THE PRIMARY CONTRACT, with respect to the DONATION AND SUBSEQUENT TRANSFER OF THE OWNERSHIP OF THE

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REMAINING SHARES OF SISTECOM, THE TEMPORARY ADMINISTRATIVE ORGAN, THE PURCHASE
OF THE INGECOMP ASSETS, AND THE MERGER OF RHA AND SISTECOM, RESPECTIVELY.

     The Parties agree to modify the permitted length of time for performance of the obligations of THE PRIMARY CONTRACT to August 25, 1997.

SECOND.-   MODIFICATION OF CLAUSE FOURTH OF THE PRIMARY CONTRACT REFERRING TO
THE DONATION AND SUBSEQUENT TRANSFER OF PROPERTY OF THE REST OF THE SHARES OF SISTECOM.

     The condition of suspension referred to in point 3 of the Fourth Clause of THE PRIMARY CONTRACT shall be modified with regard to the donation of the shares to GMS, with the following conditions remaining:

     a. Formation of the association that will administer the human resources function and the transfer of the employees to said entity;
     b. Observance of the prohibitions of the administrative organs of SISTECOM, HGI and RHA.

     Cecilia, Gerardo, Miguel and Julieta Monroy Diaz, with respect to their ownership rights in SISTECOM, HGI, and RHA shall deposit their shares with a Notary Public, they shall designate, and donate the referenced shares at no cost to Gerardo Luis Monroy Solorzano. This Party will at the same time will transfer said shares to ATSI, or ATSI's designee. ATSI, or its designee, shall pay Gerardo Monroy Solorzano the following:

     a) $1,088,774.68 USD( One Million Eighty Eight Thousand Seven Hundred Seventy Four and 68/1000 Dollars in the legal currency of the United States);

     b) the assignment and transfer of the rights ATSI has in a receivable from HGI in the amount of $696,615.12 American dollars. ( A simple copy of the CONTRACT FOR THE OPENING OF A LINE OF CREDIT is attached.

THIRD.-   MODIFICATION OF FIFTH CLAUSE OF THE PRIMARY CONTRACT REGARDING THE
TEMPORARY ADMINISTRATIVE ORGANIZATION.

     The parties agree to release the SHAREHOLDERS of SISTECOM, RHA and HGI, from the contractual obligation in the creation of a temporary administrative organization as described in CLAUSE FIFTH of THE PRIMARY CONTRACT.

FOURTH.-   MODIFICATION OF EIGHTH CLAUSE RELATED TO THE REMOVAL OF THE RISCO AND
ITS RELATION TO THE REMAINING OBLIGACIONES DISTRIBUTED BY THE CONTRACT.

     The parties agree to release ATSI from the obligation to acquire the trust rights in the RISCO TRUST.

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     The appropriate amount to be paid by ATSI. HGI and SISTECOM for the payment of the account payable owed by SISTECOM to Telefonos de Mexico, S.A. de C.V. shall be documented by means of a Contract for the Opening of a Line of Credit.

     The parties agree to release ATSI from having to make the payments set forth in Point 3, Clause Eight of the PRIMARY CONTRACT.

     The way that the real property, RISCO, shall be dealt with in the PRIMARY CONTRACT shall be as follows:
     a) The money paid by ATSI to HUMANO GRUPO INMOBILIARIO is part of a SIMPLE CONTRACT FOR THE OPENING OF A LINE OF CREDIT between ATSI and HGI.

     b) GMD and CMD shall donate, with a condition precedent, to GMS 45% of the SISTECOM shares in accordance with that set forth in Second Clause of this MODIFICATION AGREEMENT.

     c) GMS, through its designee, shall enter into a buy-sell agreement for 22.5% of the shares of SISTECOM with ATSI, that, in consideration of same, shall transfer the rights in the receivable of the contract for simple opening of a line of credit in conformity with point a) of that clause.

     d) HGI shall pay of the existing debt owed under the contract for the simple opening of a line of credit for the real property known as RISCO.


FIFTH.-   MODIFICATION OF THE TENTH CLAUSE OF THE PRIMARY CONTRACT RELATING TO
THE PURCHASE OF THE INGECOMP ASSETS.

     1. The parties agree to release from the PRIMARY CONTRACT (obligations relating to ) the INGECOMP assets, as well as INGECOMP's obligation to put forth its best efforts to effect an assignment of the contractual rights in its name to ATSI such as , the lease of sites, employees, and the agreements for telephone lines for the border crossing.

     2. The parties agree that any contingent liabilities related to INGECOMP, except the costs incurred from the write-off of the account receivable owed to SISTECOM by INGECOMP, shall be offset against the ATSI SHARES at a value of .90 (ninety cents in U.S. currency) per share.

SIXTH.- MODIFICATION OF CLAUSE ELEVEN OF THE PRIMARY CONTRACT RELATING TO THE MERGER OF RHA AND SISTECOM

     The parties agree to modify the portion that states that the registration documents, referred to in point 2 of the ELEVENTH clause, shall be filed no later than September 5, 1997.

SEVENTH.- GENERIC TERM FOR THE PERFORMANCE OF THE OBLIGATIONS SET FORTH IN THE PRIMARY CONTRACT WHICH TO DATE HAVE NOT BEEN PERFORMED.

     The parties agree that all of the obligations agreed to in the PRIMARY CONTRACT shall have August 25, 1997 as the completion date unless otherwise agreed to in writing by the parties.

EIGHTH.-   PERMANENCY OF THE CLAUSE.-   Except for the purposes of THE
AGREEMENT, all of the obligations contained in THE PRIMARY CONTRACT shall remain in force by the parties and the parties shall continue to be bound to the terms and conditions therein set forth.

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NINTH.-      RESPONSIBILITIES.- The parties agree that the modifications to this
AGREEMENT and their corresponding legal effects are not the responsibility of any of the parties, and it does not imply nonperformance to THE PRIMARY CONTRACT as originally agreed to. The penalty agreed to in CLAUSE NINETEENTH of THE PRIMARY CONTRACT shall not apply as the parties mutually release each other from any damages by means of this AGREEMENT.

     In reference to CLAUSE FIFTEENTH of THE PRIMARY CONTRACT, this AGREEMENT shall modify the fixed term of point 2 in said clause and accordingly adjust the dates that are set forth in the chart in said clause.

TENTH.-      CONSENT.-   The parties declare in THE AGREEMENT that there is no
error, fraud, violence, bad faith, injury, or any other cause that might invalidate it; and the parties renounce their right to invoke the statute of limitations to invoke them.

ELEVENTH.-   DISPUTE RESOLUTION CLAUSE.-

     1. Any litigation, controversy or claim derived from or related to this AGREEMENT or its nonconformance, termination or nullification shall be resolved in conformity with the Rules of Arbitration of UNCITRAL in force at the time by the American Association of Arbitration ("AAA").

TWELFTH.-    APPLICABLE LAW.-

     a).- This AGREEMENT shall be governed by the applicable law that shall be the Commercial Code of the United Mexican States as well as special and supplementary Mexican laws as they relate to each of the subject areas regulated by THE CONTRACT. For these transactions to take effect in the United States of America the applicable law shall be in conformity with that of the jurisdiction.

THIRTEENTH.- DOMICILE OF THE PARTIES.-

     a).- ATSI: 12500 Network Blvd., Suite 407, San Antonio, Texas, United States of America.

     b).- SISTECOM: Av. Mexico 2798, 3er. Piso, Colonia Terranova, Guadalajara, Jalisco, United Mexican States.

     c).- HGI: Av. Mexico 2798, 2 Piso, Colonia Terranova, Guadalajara, Jalisco, United Mexican States.

     d).-  INGECOMP:___________________________________________________________.

     e).-  THE SHAREHOLDERS:

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     Cecilia Monroy Diaz:______________________________________________________.
-.
     Gerardo Arturo Monroy Diaz:_______________________________________________.
-.
     Julieta Monroy Diaz:______________________________________________________.
-.
     Miguel Monroy Diaz:_______________________________________________________.
-.
     Gerardo Luis Monroy Solorzano:____________________________________________.
-.
     Notice of any change in domicile shall be given in writing and with proof of receipt no later than the third day after it occurs.

THE ENTIRE TEXT OF THIS AGREEMENT WAS READ BY THE PARTIES AND WERE INFORMED OF THE CONTENTS, REACH AND LEGAL CONSEQUENCES AND GRANT THEIR CONCURRENT CONSENT BY SIGNING IT BELOW AND INITIALING IT IN MULTIPLE COPIES ON THE MARGINS OF ITS 5 PAGES ON JULY 16, 1997 IN THE CITY OF GUADALAJARA, JALISCO, MEXICO.



             [ signed ]                             [ signed ]
-------------------------------------- --------------------------------------

ATSI                                   SISTECOM
By: Arthur Smith                       By: Wilfrido Gonzalez Balboa



             [ signed ]                             [ signed ]
-------------------------------------- --------------------------------------

INGECOMP                               HGI
By: Wilfrido Gonzalez Balboa           By: Wilfrido Gonzalez Balboa

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                                  [ signed ]
                    --------------------------------------
                    Gerardo Luis Monroy Solorzano


             [ signed ]                             [ signed ]
-------------------------------------- --------------------------------------
Gerardo Monroy Diaz                    Cecilia Monroy Diaz





             [ signed ]                             [ signed ]
-------------------------------------- --------------------------------------
Julieta Monroy Diaz                    Miguel Monroy Diaz




-------------------------------------- --------------------------------------
Witness                                Witness

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